UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2009

AFFINITY GOLD CORP. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	333-142890 (Commission File Number)	26-4152475 (IRS Employer Identification No.)

Av. Arenales 335 Cercado, Lima, Peru (Address of principal executive offices)	N/A (Zip Code)

Registrant's telephone number, including area code 011-511-627-4603

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 3.02  Unregistered Sale of Equity Securities

On March 5, 2009, Affinity Gold Corp. (the “Company”) issued 760,815 shares of common stock of the Company to 11 individuals due to the closing of the Company’s private placement at $0.40 per share for total gross proceeds of $304,326.  The Company believes that two of the issuances are exempt from registration under Regulation D Rule 506 and/or Section 4(2) of the Securities Act.  The Company believes that the remaining issuances are exempt from registration under Regulation S promulgated under the Securities Act as the securities were issued to the individuals through offshore transactions which were negotiated and consummated outside of the United States.

Item 8.01.  Other Events

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	News release dated March 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY GOLD CORP.

Dated: March 11, 2009	By:	/s/ Corey Sandberg
Name: Corey Sandberg
Title: Secretary and Director